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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2007

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 333-108632                 33-1010941
          --------                 ----------                 ----------
       (State Or Other            (Commission               (IRS Employer
       Jurisdiction Of            File Number)             Identification No.)
        Incorporation)

     BATTERSEA STUDIOS,
     80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                  SW8 3HE
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7498 3377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 2, 2007, Narrowstep Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with sixteen accredited investors (the "Investors") for the sale of its 12% Mandatorily Convertible Notes (the "Notes") and Warrants (the "Warrants") for a total purchase price of $7,110,000. The Notes, which mature on March 2, 2009, bear interest at 12% per annum, payable at maturity. The Notes will mandatorily convert at a 10% discount into the securities issued by the Company in any subsequent private placement that results in gross proceeds to the Company of at least $3,000,000 or, in the event of a sale of the Company prior thereto, shares of common stock valued at a discount of 10% to the per share price to be paid in the Company sale. The Warrants are exercisable at any time on or prior to March 2, 2012 for an aggregate of 3,555,000 shares of common stock at an exercise price of $0.60 per share, subject to adjustment. The Company has the right to force the cash exercise of the Warrants if the common stock trades at or above $1.80 per share for at least 20 consecutive trading days. Both the Notes and the Warrants contain customary antidilution provisions in the event of any stock split, reverse stock split, reclassification or recapitalization of the Company.

        The Notes and the Warrants were issued in a private placement, were not registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the registration requirements of the Act.

        To the Company's knowledge, none of the Investors has a material relationship with the Company, other than Roger L. Werner, Jr., a director of the Company, who purchased $150,000 in Notes and Warrants to purchase 75,000 shares of common stock, and David C. McCourt, the Company's Chairman and Interim Chief Executive Officer, who is a principal owner of Granahan McCourt Capital, LLC which purchased $500,000 in Notes Warrants to purchase 250,000 shares of common stock.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.

        Reference is made to Item 1.01 hereof with respect to Notes and Warrants. As described therein, under certain circumstances, the Notes and Warrants will be convertible into or exercisable for shares of Common Stock. The total purchase price for the Notes and Warrants was $7,110,000. A total of $7,110,000 in Notes and Warrants to purchase an aggregate of 3,555,000 shares of common stock were sold on March 2, 2007.

        In connection with the transactions contemplated by the Purchase Agreement, the Company paid total cash placement agent fees of $151,750 and agreed to issue to the placement agent or its designees Warrants covering 75,875 shares of common stock.

        The Company relied upon the exemption from registration afforded by
Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities were issued and sold to a limited number of sophisticated accredited investors without any general solicitation or public advertising pursuant to customary investment representations. All of the securities will bear appropriate restrictive legends.


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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (d) EXHIBITS. The following exhibits are filed with this Current Report on Form 8-K:

        10.1    Purchase Agreement, dated as of March 2, 2007.

        10.2 Form of Warrant to Purchase Common Stock at a price of $0.60 per share, dated as of March 2, 2007.

        10.3    Form of 12% Mandatorily Convertible Note, dated as of March 2,
                2007.

        99.1    Press Release, dated March 6, 2007.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NARROWSTEP INC.


                                   By:        /s/ David C. McCourt
                                      ------------------------------------------
                                   Name:     David C. McCourt
                                   Title:    Chairman of the Board of Directors
                                             and Interim Chief Executive Officer

Dated:  March 6, 2007